UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: October 9, 2007

SAIC, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33072	20-3562868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 7.01	Regulation FD Disclosure.

SAIC Institutional Investor Conference

SAIC, Inc. will host today, October 9, 2007, its first Institutional Investor Conference (Conference) at its campus in McLean, Virginia. Several senior executives of the company will make presentations at the Conference and will discuss the company’s financial performance and strategies for the future. Interested parties can listen to the presentations through a live Webcast on the company Web site, www.saic.com, beginning at 8:30 a.m. Eastern time today, October 9, 2007.

During the Conference, the company will reaffirm its fiscal year 2008 financial guidance originally given on December 12, 2006 and subsequently reaffirmed on April 11, 2007, June 6, 2007 and September 6, 2007. The company continues to expect fiscal year 2008 revenues between $8.7 and $9.0 billion, diluted earnings per share from continuing operations (EPS) between $0.83 and $0.88, and cash flow from operations of $450 million or greater. The company’s EPS guidance assumes no share repurchases under the company’s share repurchase program after July 31, 2007.

Charts to be used in the presentations made by the company’s senior executives at the Conference are attached to this Current Report on Form 8-K as Exhibit 99.1.

Also, certain unaudited historical financial statement schedules will be presented at the Conference and are attached to this Current Report on Form 8-K as Exhibit 99.2. In July 2007 the company completed a reorganization transaction resulting in the disposition of the company’s 55% interest in AMSEC LLC (AMSEC). Before the reorganization transaction was completed, AMSEC was owned 55% by the company and 45% by Northrop Grumman Corporation, and AMSEC’s results were reported as a consolidated subsidiary of the company. In the reorganization transaction, certain divisions of AMSEC were distributed to the company in exchange for the company’s 55% interest in AMSEC. The attached unaudited historical financial statement schedules reflect as discontinued operations the results of operations and cash flows of the portion of the AMSEC business retained by Northrop Grumman Corporation following completion of the reorganization transaction. In addition, Exhibit 99.2 sets forth historical backlog and bookings data which excludes the portion of the AMSEC business retained by Northrop Grumman Corporation following the reorganization transaction.

Certain statements made in the charts attached to this Current Report on Form 8-K as Exhibit 99.1 or by executives at the Conference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements involve a number of risks and uncertainties. A number of factors could cause the company’s actual results, performance, achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Some of these factors include, but are not limited to, the risk factors set forth in the company’s Annual Report on Form 10-K for the year ended January 31, 2007, and other filings that the company makes with the SEC from time to time. Due to these uncertainties and risks, readers of this Current Report on Form 8-K and persons who view these presentations are cautioned not to place undue reliance on such forward-looking statements, which speak only as of October 9, 2007. The company disclaims any duty to update guidance or any other forward-looking statement provided in the attachment to this Current Report on Form 8-K or in the presentations made by company executives at the Conference to reflect subsequent events, actual results or changes in the company’s expectations.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section of the Exchange Act. Furthermore, the information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, shall not be deemed to be incorporated by reference into any registration statement of the company or other document filed by the company pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1*	Charts used in executive presentations made at October 9, 2007 SAIC Institutional Investor Conference.

Exhibit 99.2*	Unaudited historical financial statement schedules presented at October 9, 2007 SAIC Institutional Investor Conference.

*	This Exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended (Exchange Act) or otherwise subject to the liability of that section of the Exchange Act, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)		SAIC, INC.

Date:	October 9, 2007	By:	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
			Its:	Executive Vice President
General Counsel and Secretary

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